Exhibit A - Summary of Benefit Programs 2015 - Vectrus
IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans
Summary Plan Description found at www.cbizesc.com/Vectrus

Benefit Program	Will I Remain Covered During Severance?	What Do I Pay?	When Does Coverage End?	More Info/My Action
Medical	Yes, as long as you elected coverage for 2015.	You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay.	Last day of the month in which your final Severance pay is paid.

You will run concurrently under COBRA during your Severance Period.

Within a couple weeks after you begin Severance, a COBRA package will automatically be sent to your home address.

Once you have completed your Severance Period, you will receive information on how to continue your coverage under COBRA.

**See Notes on COBRA coverage below**

Dental	Yes, as long as you elected coverage for 2015.	You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay.	Last day of the month in which your final Severance pay is paid.
You will run concurrently under COBRA during your Severance Period.

Within a couple weeks after you begin Severance, a COBRA package will automatically be sent to your home address.

Once you have completed your Severance Period, you will receive information on how to continue your coverage under COBRA.

**See Notes on COBRA coverage below**

Vision	Yes, as long as you elected coverage for 2015.	You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay.	Last day of the month in which your final Severance pay is paid
You will run concurrently under COBRA during your Severance Period.

Within a couple weeks after you begin Severance, a COBRA package will automatically be sent to your home address.

Once you have completed your Severance Period, you will receive information on how to continue your coverage under COBRA.

**See Notes on COBRA coverage below**

Employer Provided Life and Accidental Death and Dismemberment Insurance	Yes	This benefit is provided by Vectrus at no charge to the employee. Note: the Age reduction schedule would still apply.	Last day of the month in which your final Severance pay is paid
  You may elect to convert this coverage to a personal policy.

Contact Tracy Montford at 719-637-5828 to receive the conversion forms.

You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending.

Cigna Group Insurance: 1- 800-732-1603 for more information.

Exhibit A - Summary of Benefit Programs 2015 - Vectrus
IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans
Summary Plan Description found at www.cbizesc.com/Vectrus

Benefit Program	Will I Remain Covered During Severance?	What Do I Pay?	When Does Coverage End?	More Info/My Action
Life Plus/GUL	Yes, as long as you elected coverage for 2015.	You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay.	You will need to confirm coverage end date with MetLife once your final Severance is paid

You may elect to convert this coverage to a personal direct pay policy.

You have 62 days before your policy will lapse due to non-payment of premium.

MetLife: 1-800-846-0124 or
www.mybenefits.metlife.com

Short-Term Disability	No	N/A	Coverage ends on your last day of work.	No conversion or portability offered.
Long-Term Disability	No	N/A .	Coverage ends on your last day of work.
You may elect to convert this coverage to a personal policy.

Contact Tracy Montford at 719-637-5828 to receive the conversion forms.

You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending.

Cigna Group Insurance: 1- 800-732-1603 for more information.

Voluntary Life and Accidental Death & Dismemberment	No	N/A .	Coverage ends on your last day of work.
You may elect to convert this coverage to a personal policy.

Contact Tracy Montford at 719-637-5828 to receive the conversion forms.

You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending.

Cigna Group Insurance: 1- 800-732-1603 for more information.

Exhibit A - Summary of Benefit Programs 2015 - Vectrus
IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans
Summary Plan Description found at www.cbizesc.com/Vectrus

Benefit Program	Will I Remain Covered During Severance?	What Do I Pay?	When Does Coverage End?	More Info/My Action
Medical Flexible Spending Account	Yes, as long as you elected to participate in 2015.	You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay. COBRA will begin during your Severance Period.
You may continue to submit claims for reimbursement using the same process you follow while you were at work. You may not submit claims for services incurred after your Severance Pay Period ends, the end of your COBRA continuation, or December 31, 2015, whichever occurs first.

You will run concurrently under COBRA during your Severance Period.

Within a couple weeks after you begin Severance, a COBRA package will automatically be sent to your home address.

Once you have completed your Severance Period, you will receive information on how to continue your coverage under COBRA.

**See Notes on COBRA coverage below**

For questions regarding your Flexible Spending account you may call CBIZ @ 1-800-815-3023 option 4

Dependent Care Flexible Spending Account	Yes, as long as you elected to participate in 2015.	Due to IRS rules, you may not contribute to the Dependent Care Spending Account during the Severance Period. There is no COBRA continuation for this benefit.
You may continue to submit claims for reimbursement using the same process you follow while you were at work, provided the dependent care expense is incurred in order that you may work, even for another employer. You may submit claims until December 31, 2015.
Dependent Care FSA is not COBRA eligible.
Healthcare Spending Account (HSA)	Yes, you can continue, elect or change your Health Savings Account contributions as long as you remain participating in the qualified High Deductible Health Plan (HDHP) in 2015.	You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay.	Your contributions will be deposited in your HSA and is always yours.	For questions about your HSA, please contact CIGNA at: 1-800-244-6224

Exhibit A - Summary of Benefit Programs 2015 - Vectrus
IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans
Summary Plan Description found at www.cbizesc.com/Vectrus

Benefit Program	Will I Remain Covered During Severance?	What Do I Pay?	When Does Coverage End?	More Info/My Action
Allstate Cancer Insurance	Yes, as long you elected and are approved for coverage prior to your commencement of Severance	You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay.	Last day of the month in which your final Severance pay is paid.
Allstate Cancer plan is COBRA eligible. Once you have completed Severance Period, you can continue this benefit through COBRA.

At any time during COBRA or after you have exhausted your COBRA period, you may convert your policy to a personal pay policy by contacting the Allstate Customer Care Center at 1-800-521-3535 within 31 days of the end of your employment or COBRA coverage.

Colonial Accident and/or Hospital Confinement	Yes, as long you elected and are approved for coverage prior to your commencement of Severance	You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay.	Last day of the month in which your final Severance pay is paid.

For the two Colonial plans, once you have completed your Severance Period, you may elect to convert your policy(ies) to a personal pay policy by contacting Colonial at 1-800-325-4368 within 30 days of the end of your severance period.

Colonial is NOT a COBRA eligible plan.

Vectrus 401(k) Plan	You will no longer be eligible to participate in the Vectrus 401(k) plan	N/A	Commencement of Severance Pay.	For questions regarding your Vectrus 401(k) Plan call: Prudential 1-877-778-2100 or go to www.prudential.com/online/retirement
Vectrus 401(k) Loans	You are still eligible to continue loan repayments.	Your normal loan payroll deduction will continue through your Severance Period.	Loan deductions will stop once your Severance Period has ended.

Once you have completed your Severance Period, you can contact Prudential to confirm if you qualify to continue manual loan payments. For questions regarding your Vectrus 401(k) Plan call:
Prudential 1-877-778-2100 or go to www.prudential.com/online/retirement

Exhibit A - Summary of Benefit Programs 2015 - Vectrus
IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans
Summary Plan Description found at www.cbizesc.com/Vectrus

Benefit Program	Will I Remain Covered During Severance?	What Do I Pay?	When Does Coverage End?	More Info/My Action
Vectrus 401(k) Distribution	Since you are no longer eligible to participate in the plan, you will be eligible to receive a distribution from the plan.	N/A	Commencement of Severance Pay.

During your Severance Period, Prudential will continue to see you as an active employee. If you are interested in receiving a distribution from your 401(k) account while on severance, you will need to contact Sandi Rasnake to assist with your distribution process.

  sandi.rasnake@vectrus.com
719-637-6380

**COBRA**
The 18 month continuation COBRA coverage period will begin when your Severance Period starts and will continue through your Severance Period. For COBRA eligible benefits, may elect to continue under COBRA,

You pay the same payroll contributions
as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay.
After your Severance Period has been completed, you will pay 102% of the full monthly premiums.

In most cases, COBRA can continue for up to 18 months after your employment ends. Please note that your Severance Period runs concurrently with your COBRA coverage eligibility. In other words, the amount of time you can continue coverage under COBRA will be reduced by the amount of time you have been on severance.

Within a couple weeks after you begin severance, a COBRA package will automatically be sent to your home address.

What you will receive in the COBRA packet will be the standard COBRA eligible benefits, although other benefits may continue, as described above.

For questions regarding your COBRA continuation rights you may call CBIZ @ 1-800-815-3023 option 6